Exhibit 10.7


             AGREEMENT CONCERNING JOINT FILING OF SCHEDULE 13D

     The undersigned agree as follows: (i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such
Schedule 13D is filed on behalf of each of them; and (ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows of has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: January 29, 2001

                    GOLDEN STONE GROUP LIMITED

                    By:     /s/ George Nathanail
                    Name:   George Nathanail
                    Title:  Attorney-in-Fact for GOLDEN STONE GROUP LIMITED


                    GEORGE NATHANAIL

                    By:     /s/ George Nathanail
                    Name:   George Nathanail



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